UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2016

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-0555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 22, 2016, Farmers National Banc Corp. (the “Company”) first mailed a letter to shareholders in connection with the release of its first quarter financial results, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 and Exhibit 99.1 is being furnished under Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 21, 2016, the Company held its 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”) for the purposes of: (i) electing three directors for a term expiring at the 2019 Annual Meeting of Shareholders; (ii) approving a non-binding advisory vote regarding the compensation of the Company’s named executive officers as disclosed in its proxy statement; and (iii) ratifying the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. As of the close of business on March 7, 2016, the record date for the 2015 Annual Meeting, 26,930,484 common shares were outstanding and entitled to vote. At the Annual Meeting, 21,851,377, or approximately 81.14%, of the outstanding common shares entitled to vote were represented in person or by proxy.

The results of the voting at the 2016 Annual Meeting are as follows:

1.	The three nominees for director were elected to serve a three-year term ending at the 2019 Annual Meeting of Shareholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
Ralph D. Macali	15,736,998	384,841	5,728,539
Earl R. Scott	15,621,492	500,347	5,728,539
Gregg Strollo	15,621,792	500,047	5,728,539

2.	By the following vote, the shareholders approved an advisory vote on the 2015 compensation paid to the Company’s named executive officers, with 85% of shares that were voted cast in favor of the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,676,776	1,705,650	739,412	5,728,539

3.	The selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 was ratified by shareholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,607,843	174,114	68,420	0

Item 7.01	Regulation FD Disclosure.

On April 22, 2016, the Company first mailed a letter to shareholders regarding its first quarter results, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01 and Exhibit 99.1 is being furnished under Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Letter to Shareholders, dated April 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By: /s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: April 25, 2016